UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2019

DROPCAR, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34643	98-0204758
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1412 Broadway, Suite 2105
New York, New York 10018
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (646) 342-1595

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	DCAR	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.

Attached hereto as Exhibit 99.1 is a copy of a press release of DropCar, Inc., dated November 14, 2019, announcing certain operating results for the three and nine months ended September 30, 2019. The information in the press release is incorporated by reference into this Item 2.02 of this Current Report on Form 8-K.

The information set forth under this Item 2.02 of this Current Report on Form 8-K, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference.

Item 9.01    Financial Statements and Exhibits.

(d)             Exhibits.

Exhibit
Number	Description of Exhibits

99.1	Press release, dated November 14, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DROPCAR, INC.

Dated: November 14, 2019	By:	/s/ Spencer Richardson
Name: Spencer Richardson
Title: Chief Executive Officer

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